SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 16, 2000
                                  -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------


















                                           - 1 -
ITEM 5. OTHER EVENTS

     On August 18, 2000, General Motors Corporation (GM) issued a press release announcing that GM received notice that Icahn intends to purchase its stock.

GENERAL MOTORS RECEIVES NOTICE THAT ICAHN INTENDS TO PURCHASE ITS STOCK

     DETROIT - General Motors [NYSE GM, GMH] today said that it received notice on August 16 from Carl Icahn that he intends to acquire more than $15 million worth, but less than 15 percent, of GM $1-2/3 common stock subject to clearance under the Hart Scott Rodino Anti-trust Improvements Act.

     In order to ensure GM satisfies its disclosure obligations under federal securities laws, General Motors decided to make today's announcement in order to provide this information to public stockholders as GM continues its previously announced $1.4 billion share repurchase program. GM had commenced this repurchase of GM $1-2/3 common stock in order to partially offset the issuance of stock to Fiat in connection with the strategic relationship recently established between the two companies.

     GM believes that its common stock is undervalued at its current trading price. In light of the aggressive shareholder value initiatives which the company has undertaken over the last several years, and its continued commitment to enhancing shareholder value, GM stock is an attractive investment.

     "Our track record is clear," said GM Chairman John F. Smith, Jr. "We have returned more than $34 billion to our shareholders since 1997, while simultaneously strengthening our financial position, funding profitable growth initiatives and establishing strategic global relationships in our various business segments.

     "During this period, GM has also achieved record earnings, underscoring our commitment to do more with less... improving earnings while utilizing less shareholder capital," Smith said.

     The company's recent restructuring of its economic interest in Hughes was a clear example of this commitment to shareholder value enhancement. At that time, the company said it was stepping up the pace of its evaluation regarding what Hughes ownership structure would be optimal for the two companies.

     "We continue to look at ways to further unleash value from our ownership of Hughes while preserving our strong credit ratings," said Smith.

                                      # # #

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    August 21, 2000
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)

                                           - 2 -